                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                               February 13, 2003

                               Acterna Corporation
             (Exact name of registrant as specified in its charter)

            Delaware                    000-07438               04-2258582
  (State or other jurisdiction     (Commission File No.)      (IRS Employee
        of incorporation)                                   Identification No.)

                          12410 Milestone Center Drive
                           Germantown, Maryland 20876
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (240) 404-1550

Item 7.  Financial Statements and Exhibits.

         Exhibit 99.1: Press Release, dated February 14, 2003, entitled "Acterna Reports Third-Quarter Financial Results," which release is furnished but not filed as part of Item 9 of this report.

         Exhibit 99.2: Press Release, dated February 13, 2003, entitled "Acterna Sells Product Line to Tollgrade Communications," which release is furnished but not filed as part of Item 9 of this report.

          Exhibit 99.3: Certification of Ned C. Lautenbach, Chief Executive Officer of the Company, which accompanied the Company's Form 10-Q for the quarterly period ended December 31, 2002, pursuant to 18 United States Code (S) 1350.

         Exhibit 99.4: Certification of John D. Ratliff, Corporate Vice President and Chief Financial Officer of the Company, which accompanied the Company's Form 10-Q for the quarterly period ended December 31, 2002, pursuant to 18 United States Code (S) 1350.

Item 9.  Regulation FD Disclosure.

         Attached hereto as Exhibit 99.1 and furnished but not filed is a press release entitled "Acterna Reports Third-Quarter Financial Results."

         Attached hereto as Exhibit 99.2 and furnished but not filed is a press release entitled "Acterna Sells Product Line to Tollgrade Communications."

         Attached hereto as Exhibits 99.3 and 99.4 and incorporated by reference are the certifications of Ned C. Lautenbach, Chief Executive Officer of the Company, and John D. Ratliff, Corporate Vice President and Chief Financial Officer of the Company, respectively, which accompanied the Company's Form 10-Q for the quarterly period ended December 31, 2002, pursuant to 18 United States Code (S) 1350.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ACTERNA CORPORATION

Date: February 17, 2003

                                          By: /s/ John D. Ratliff
                                              -------------------
                                             Name:  John D. Ratliff
                                             Title: Corporate Vice President and
                                                    Chief Financial Officer

                                        3